                                                                    Exhibit 99.2


The unaudited pro forma consolidated balance sheet as of June 30, 2003 gives effect to the disposition of substantially all of the assets and certain liabilities of the Company's wholly-owned subsidiary Golden Eagle at net book value as if the sale had occurred on June 30, 2003. The unaudited pro forma consolidated statements of operations for the six months ended June 30, 2003 and the year ended December 31, 2002, give effect to the disposition as if it had occurred on January 1, 2002.

Pro forma financial statements require the presentation of earnings (loss) from continuing operations after income tax expense but before discontinued operations, extraordinary items, and cumulative effect of a change in accounting principle. Therefore the results of discontinued operations for the six months ended June 30, 2003 and the year ended December 31, 2002, as well as the cumulative effect of a change in accounting principle for the year ended December 31, 2002 have been omitted. In addition, and in accordance with SFAS 145, Rescission of FASB Statements No. 4, 44 and 64, amendment of FASB Statement No. 13, and Technical Corrections, the Company has reclassified its loss from early extinguishment of debt to income before discontinued operations, extraordinary items, and cumulative effect of a change in accounting principle for the year ended December 31, 2002.

The unaudited pro forma consolidated financial information has been prepared and should be read in conjunction with the historical consolidated financial statements and related notes thereto of the Company and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 and the Company's Quarterly Report on Form 10-Q as of June 30, 2003 filed with the Securities and Exchange Commission ("SEC").

Unaudited pro forma consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of the results that actually would have been realized had the assets been sold during these periods. Additionally, the future consolidated financial position and results of operations will differ, perhaps significantly, from the pro forma amounts reflected herein because of a variety of factors, including access to additional information and changes in values not currently identified due to post-closing adjustments and reconciliation, which could result in adjustment to, among other items, the ultimate gain in connection with the sale of assets and the accrued expenses associated with the sales transaction.

To the extent that this pro forma financial information is forward looking, it is made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect assumptions and involve a number of risks and uncertainties, which may be beyond the Company's control, including the risk factors discussed in the Company's Form 10-K for the year ended December 31, 2002 and the Company's other filings with the SEC.

                              HYPERCOM CORPORATION
                                  BALANCE SHEET
                               AS OF JUNE 30, 2003
                                   (Unaudited)

                                                                                            PROFORMA
(amounts in thousands, except share data)                                HISTORICAL        ADJUSTMENTS      PRO FORMA
                                                                         ----------        -----------      ---------
ASSETS
Current assets:
Cash and cash equivalents                                               $  47,146         $ 24,668  (1)    $  71,814
Restricted cash                                                             4,474                              4,474
Accounts receivable, net of allowance for doubtful accounts of $3,354
and $3,282, respectively                                                   57,917                             57,917
Current portion of net investment in direct financing leases                8,980           (8,980) (2)            -
Current portion of net investment in sales-type leases                     11,110                             11,110
Inventories, net                                                           43,562                             43,562
Prepaid taxes                                                                 468                                468
Prepaid expenses and other current assets                                  20,033             (919) (2)       19,114
Long lived assets - held for sale                                             870                                870
                                                                        ---------------------------------------------
Total current assets                                                      194,560           14,769           209,329
Property, plant and equipment, net                                         31,554           (2,192) (2)       29,362
Long-term marketable securities, at market                                    153                                153
Net investment in direct financing leases                                  11,693          (11,693) (2)            -
Net investment in sales-type leases                                        12,056                             12,056
Intangible assets, net                                                      3,893                              3,893
Other long-term assets                                                      9,092             (293) (2)        8,799
                                                                        ---------------------------------------------
Total assets                                                            $ 263,001         $    591         $ 263,592
                                                                        =============================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable                                                        $  27,537         $    (18) (2)    $  27,519
Accrued payroll and related expenses                                        6,826            1,013  (2)        7,839
Accrued sales and other taxes                                               6,172              213  (2)        6,385
Accrued liabilities                                                         7,070              523  (2)        7,593
Deferred revenue                                                            2,248             (337) (2)        1,911
Income taxes payable                                                        1,968                              1,968
Current portion of long-term debt                                           6,454           (5,456) (1)          998
                                                                        ---------------------------------------------
Total current liabilities                                                  58,275           (4,062)           54,213
Long-term debt                                                             10,200             (209) (2)        9,991
Other non-current liabilities                                               1,920              (23) (2)        1,897
                                                                        ---------------------------------------------
Total liabilities                                                          70,395           (4,294)           66,101
Stockholders' equity:
Common stock, $.001 par value; 100,000,000 shares authorized;
49,753,009 and  48,014,350 shares outstanding at June 30, 2003 and
29 December 31, 2002, respectively                                             29                                 29
Additional paid-in capital                                                219,035                            219,035
Receivables from stockholders                                              (1,056)                            (1,056)
Accumulated deficit                                                       (22,900)           4,885  (3)      (18,015)
                                                                        ---------------------------------------------
                                                                          195,108            4,885           199,993
Treasury stock, 230,088 shares (at cost)                                   (2,502)                            (2,502)
                                                                        ---------------------------------------------
Total stockholders' equity                                                192,606            4,885           197,491
                                                                        ---------------------------------------------
Total liabilities and stockholders' equity                              $ 263,001         $    591         $ 263,592
                                                                        =============================================

(1) Records the proceeds related to the sale of substantially all of the net assets of Golden Eagle, excluding Golden Eagle's cash balance of $14.2 million as of June 30, 2003, for $30.0 million in cash and assumes the pay off of Golden Eagle's securitization debt of $4.8 million as of June 30, 2003 and other long-term debt of the Company. The Company did not have any borrowings outstanding on its revolving line of credit as of June 30, 2003, and a substantial portion of its long-term debt relates to a mortgage that would require a significant prepayment penalty under an interest swap arrangement or resides in foreign locations. As such, the remaining proceeds from sale are not assumed to have been used to pay down the mortgage or debt in foreign locations. The actual net proceeds will differ from the pro forma adjustment amount of $24.7 million based on the change in balances of net assets sold between June 30, 2003 and the actual effective date of the sales transaction of October 1, 2003.

(2) Eliminates the assets and liabilities of Golden Eagle transferred in the sales transaction, net of $1.1 million in accrued severance and $0.6 million in accrued transaction related expenses.

(3) Records the gain on sale assuming the sale was effective June 30, 2003, net of $1.7 million in accrued severance and transaction related expenses. The actual gain, net of severance and transaction related expenses will differ based on the change in balances of net assets sold between June 30, 2003 and the actual effective date of the sales transaction of October 1, 2003.

                              HYPERCOM CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2003
                                   (Unaudited)

                                                                                          PROFORMA
(amounts in thousands, except per share data)                      HISTORICAL            ADJUSTMENTS             PRO FORMA
                                                                   ----------            -----------             ---------
Net revenue                                                        $ 120,098            $ (11,403) (1)           $ 108,695

Costs and expenses:
Costs of revenue                                                      68,961               (4,105) (1)              64,856
Research and development                                              12,235                                        12,235
Selling, general and administrative                                   33,374               (3,609) (1)              29,765

                                                                   --------------------------------------------------------
          Total costs and expenses                                   114,570               (7,714)                 106,856
                                                                   --------------------------------------------------------
Income (loss) from continuing operations                               5,528               (3,689)                   1,839

Interest income                                                          204                  (57) (1)                    147
Interest expense                                                      (1,153)                  17  (1)                 (1,136)
Other income and (expense)                                               (89)                                          (89)
Foreign currency loss                                                   (946)                                         (946)

                                                                   --------------------------------------------------------
Loss before taxes and discontinued operations                          3,544               (3,729)                    (185)

Provision for income taxes                                            (1,641)                   -  (2)              (1,641)
                                                                   --------------------------------------------------------
Income (loss) before discontinued operations                           1,903               (3,729)                  (1,826)
                                                                   --------------------------------------------------------

Income (loss) per share before discontinued operations - basic     $    0.04                                     $   (0.04)

Income (loss) per share before discontinued operations - diluted   $    0.04                                     $   (0.04)

Weighted average common shares - basic                                48,438                                        48,438
                                                                   ========================================================
Weighted average common shares - diluted                              49,347                                        48,438
                                                                   ========================================================

(1) Eliminates the historical results of operations of Golden Eagle Leasing for the six months ended June 30, 2003, assuming the sales transaction occurred on January 1, 2002.

(2) The provision for income taxes was adjusted to record income taxes for the pro forma results on a stand-alone basis. There was no adjustment necessary to reflect the sale of Golden Eagle since the historical provision for income taxes is derived solely from profitable foreign operations unrelated to the Company's U.S. based subsidiary Golden Eagle (see Footnote 14 of the Company's Annual Report on Form 10-K regarding a full valuation allowance established against deferred tax assets, principally due to continued U.S. derived losses).

                              HYPERCOM CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                                 PROFORMA
(amounts in thousands, except per share data)                                     HISTORICAL    ADJUSTMENTS       PRO FORMA
                                                                                  ----------    -----------       ---------
Net revenue                                                                       $ 270,651    $ (25,686) (1)     $ 244,965

Costs and expenses:
Costs of revenue                                                                    169,214      (15,606) (1)       153,608
Research and development                                                             24,744                          24,744
Selling, general and administrative                                                  65,191       (7,303) (1)        57,888
Restructuring charges                                                                 4,434                           4,434
                                                                                 -------------------------------------------
          Total costs and expenses                                                  263,583      (22,909)           240,674
                                                                                 -------------------------------------------
Income (loss) from continuing operations                                              7,068       (2,777)             4,291

Interest income                                                                         253                             253
Interest expense                                                                     (4,207)         100  (2)        (4,107)
Loss on early extinguishment of debt                                                 (2,618)                         (2,618)
Other income and (expense)                                                              294                             294
Foreign currency loss                                                                (6,062)                         (6,062)

                                                                                 -------------------------------------------
Loss before taxes, discontinued operations and cumulative effect of change in
accounting principle                                                                 (5,272)      (2,677)            (7,949)

(Provision) benefit for income taxes                                                (20,403)       3,950  (3)       (16,453)
                                                                                 -------------------------------------------
Income (loss) before discontinued operations and cumulative effect of change
in accounting principle                                                             (25,675)       1,273            (24,402)
                                                                                 -------------------------------------------

Loss per share before discontinued operations, extraordinary item, and
cumulative effect of change in accounting principle - basic and diluted           $   (0.56)                      $   (0.53)

Weighted average common shares - basic and diluted                                   46,142                          46,142
                                                                                 ===========================================

(1) Eliminates the historical results of operations of Golden Eagle Leasing for the year ended December 31, 2002 assuming the sales transaction occurred on January 1, 2002. The actual net gain will be recorded in the fourth quarter of 2003 and is not reflected in this pro forma schedule.

(2) Represents estimated interest expense on outstanding borrowings repaid, on a pro forma basis, with $4.4 million in remaining proceeds from the sale of Golden Eagle's net assets, net of the pay off of Golden Eagle's securitization and warehouse debt outstanding at December 31, 2001 in the amount of $25.6 million.

(3) The provision for income taxes was adjusted to record income taxes for the pro forma results on a stand-alone basis. The pro forma adjustment primarily reflects the portion of the full valuation reserve against deferred tax assets attributed to Golden Eagle (see Footnote 14 of the Company's Annual Report on Form 10-K regarding a full valuation allowance established against deferred tax assets, principally due to continued U.S. derived losses).